UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2014

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4555 Great America Parkway Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Items 3.02 and 8.01 hereof and in Item 2.03 of the Current Report on Form 8-K filed September 24, 2014 of Violin Memory, Inc. (the “Company”) is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On October 3, 2014, the Company sold $15.0 million aggregate principal amount of the Company’s 4.25% Convertible Senior Notes due 2019 (the “Option Notes”) to Jefferies LLC (the “Initial Purchaser”) in connection with the exercise in full of the Initial Purchaser’s option to purchase additional notes to cover over-allotments. The Option Notes, together with the $105.0 million aggregate principal amount of the Company’s 4.25% Convertible Senior Notes due 2019 that were previously issued (the “Firm Notes” and, together with the Option Notes, the “Notes”), were sold in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). The purchase agreement with the Initial Purchaser also contemplated the resale of the Notes to qualified institutional buyers in reliance on Rule 144A under and Section 4(a)(2) of the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchaser.

The net proceeds from the offering of the Notes, after deducting the Initial Purchaser’s discount and the estimated offering expenses payable by the Company, were approximately $115.3 million. The information set forth in Items 1.01 and 2.03 of the Company’s Current Report on Form 8-K filed September 24, 2014 with respect to the Notes is hereby incorporated by reference.

Item 8.01 Other Events.

On October 6, 2014, the Company issued a press release announcing that the initial purchaser of the Company’s previously announced private placement of the Notes, which closed on September 24, 2014, exercised in full its over-allotment option to purchase an additional $15.0 million aggregate principal amount of the Notes. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture dated as of September 24, 2014, between Violin Memory, Inc. and Wilmington Trust, National Association, as trustee (including form of Note) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed September 24, 2014).

99.1	Press release issued by Violin Memory, Inc., dated October 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2014

VIOLIN MEMORY, INC.

By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer